Summary Prospectus July 1, 2014, as supplemented April 29, 2015

JPMorgan SmartAllocation Income Fund

Class/Ticker:     A/SAIAX     C/SAICX     Select/SIASX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 19 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	5.12	5.25	5.25
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	4.87	5.00	5.00
Acquired Fund Fees and Expenses (Underlying Fund)	0.29	0.29	0.29

Total Annual Fund Operating Expenses	5.96	6.59	5.84
Fee Waivers and/or Expense Reimbursements[1]	(4.98)	(5.11)	(5.11)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.98	1.48	0.73

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.98%, 1.48% and 0.73% of the average daily net assets of Class A, Class C, and Select Class Shares, respectively. This contract cannot be terminated prior to 7/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	471	1,653	2,813	5,615
CLASS C SHARES ($)	251	1,493	2,794	5,868
SELECT CLASS SHARES ($)	75	1,282	2,470	5,352

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	471	1,653	2,813	5,615
CLASS C SHARES ($)	151	1,493	2,794	5,868
SELECT CLASS SHARES ($)	75	1,282	2,470	5,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to provide exposure to a broadly diversified portfolio of U.S. and non-U.S. (including emerging markets) fixed income securities. J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) will strategically and tactically allocate the Fund’s assets across fixed income sub-asset classes seeking attractive risk-adjusted returns. The Adviser expects to manage the Fund’s portfolio to maintain an average duration and credit quality comparable to the Barclays US Aggregate Index, the Fund’s benchmark (Benchmark). As of May 31, 2014, the Fund’s Benchmark had an average duration of 5.61 years and average credit quality of Aa1/Aa2, according to Moody’s Investor Service, Inc. rating methodology.

The Fund intends to gain exposure to fixed income securities primarily by investing in J.P. Morgan Funds and exchange traded funds (ETFs) managed by unaffiliated investment advisers (unaffiliated ETFs) (collectively, the “underlying funds”). The Fund may also invest directly in individual securities. Fixed income securities that the Fund will invest in include corporate bonds, high yield securities (junk bonds), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political sub-

divisions, floating rate securities, inflation-indexed bonds, and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), fixed income-linked derivatives and underlying funds that invest primarily in such instruments.

In managing the Fund, the Adviser establishes strategic target allocations among fixed income sub-asset classes on at least an annual basis. In determining the strategic target allocations, the Adviser focuses on fixed income sub-asset classes and underlying funds that it believes will outperform the Fund’s Benchmark over the long term. The Adviser will review these allocations at least annually and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding or removing fixed income sub-asset classes or underlying funds, changing the fixed income sub-asset class allocations or allocations to underlying funds or maintaining the strategic target allocations for longer or shorter periods of time.

The Fund’s strategic target allocations among fixed income sub-asset classes as of the date of this prospectus are set forth below:

Asset Class	Strategic Target Allocation	Ranges
U.S. Fixed Income	76%	+/- 20%
High Yield	16%	+/- 10%
Emerging Markets Debt	8%	+/- 10%

The Adviser will also use tactical allocations to pursue short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including futures contracts. As a result of tactical allocations, the Fund may deviate from the strategic target allocations at any given time by the ranges indicated above. These ranges apply to both the fixed income sub-asset classes and types of underlying funds that provide exposure to these fixed income sub-asset classes. The Adviser will review its tactical allocations on a periodic basis and may make modifications in its discretion. Updated information concerning the Fund’s actual allocations to underlying funds and investments will be available in the Fund’s shareholder reports and on the Fund’s website from time to time.

In addition to investing in underlying funds and individual securities, the Fund may also invest in other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use futures contracts for purposes of cash management and to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. Futures may also be used for interest rate risk management to adjust the duration position of the Fund.

The Adviser may hire sub-advisers to manage any of the sub-asset classes noted above and to make direct investments in securities and other financial instruments. When using subadvisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace subadvisers without shareholder approval.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

ETF Risk. The Fund and underlying funds may invest in shares of ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to fixed income sub-asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the strategic target allocation from time to time.

Interest Rate Risk. The Fund’s and the underlying funds’ investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer durations are subject to greater fluctuations in value. The Fund and the underlying funds invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s and the underlying funds’ investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund and the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund and the underlying funds may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund or underlying fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund or underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund or underlying fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund or underlying fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund or underlying fund could lose all or substantially all of its investment in inverse IOs.

High Yield Securities and Loan Risk. The Fund and the underlying funds invest in securities including junk bonds, loan assignments and participations (Loans) and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Loans may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Sovereign Debt Risk. The Fund and the underlying funds may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives, including futures, may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund and underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund and the underlying funds do not have a claim on the reference assets and are subject to enhanced counterparty risk.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures on foreign securities are subject to foreign investment, emerging market and derivative risks).

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past calendar year. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Barclay’s U.S. Aggregate Index and the Lipper Global Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2013	0.71%
Worst Quarter	2nd quarter, 2013	–2.63%

The Fund’s year-to-date total return through 3/31/14 was 2.11%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Life of Fund since 6/29/12
SELECT CLASS SHARES
Return Before Taxes	(0.92)%	1.51%
Return After Taxes on Distributions	(2.29)	0.20
Return After Taxes on Distributions and Sale of Fund Shares	(0.52)	0.62
CLASS A SHARES
Return Before Taxes	(4.81)	(1.23)
CLASS C SHARES
Return Before Taxes	(2.67)	0.75
BARCLAY’S U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(2.02)	(0.17)
LIPPER GLOBAL INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.34)	2.18

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2012	Managing Director
Anne Lester	2012	Managing Director
Michael Schoenhaut	2012	Managing Director
Daniel Oldroyd	2012	Managing Director
Barbara E. Miller	2012	Managing Director
Michael McClinchie	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-SAI-ACS-714-3